INVESTOR PRESENTATION I 4th QUARTER W O R K IN G T O G E T H E R . B U IL D IN G S U C C ES S. ®

WORKING TOGETHER BUILDING SUCCESS2 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), and the earnings release for the fourth-quarter ended December 31, 2025 (the “Fourth Quarter Earnings Release”), included in Peoples’ current report on form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 20, 2026, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”) with the SEC on or about February 26, 2026. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2025 consolidated financial statements as part of its 2025 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section, “Risk Factors” in Part I, Item 1A, and in the Fourth Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

WV VAKY OH MD DC WORKING TOGETHER BUILDING SUCCESS NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC PROFILE 3WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEBO SNAPSHOT AS OF DECEMBER 31, 2025 ASSETS $9.6 BILLION ASSETS UNDER ADMIN & MGMT $4.1 BILLION LOANS $6.8 BILLION DEPOSITS $7.6 BILLION FULL-SERVICE BRANCH LOCATIONS 126 MARKET CAP $1.1 BILLION PEOPLES BANK OFFICE PEOPLES HEADQUARTERS

4 CORPORATE CULTURE NASDAQ: PEBO Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. Our actions are guided by our core values represented by the PEBO Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR VISION OUR CORE VALUES CLIENTS FIRST INTEGRITY ALWAYS RESPECT FOR ALL COMMITMENT TO COMMUNITY LEAD THE WAY EXCELLENCE IN EVERYTHING

NASDAQ: PEBO STRATEGIC ROAD MAP 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

NASDAQ: PEBO 6 INVESTMENT RATIONALE • Top 10 bank-owned insurance agency with expertise in commercial, personal, life & health • Wealth management – $4.1 billion in assets under administration and management, including brokerage, trust and retirement planning as of December 31, 2025 STRONG, DIVERSE SOURCES OF FEE INCOME • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure CAPACITY TO GROW OUR FRANCHISE • Strongest deposit market share positions in rural markets where we can affect pricing. Top 3 market share in 36 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24% in 2025. • Strong reputation with very active community involvement and award-winning brand name • Nationwide insurance premium financing and equipment leasing businesses (North Star Leasing and Vantage Financial, LLC) UNIQUE COMMUNITY BANKING MODEL

NASDAQ: PEBO 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE • Generate positive operating leverage • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction • Relatively neutral interest rate risk position (slightly asset sensitive) COMMITTED TO DISCIPLINED EXECUTION • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased every year since 2015 • Based on the closing stock price of Peoples’ common shares of $31.21 on January 16, 2026, the quarterly dividend produces an annualized yield of 5.25% ATTRACTIVE DIVIDEND OPPORTUNITY 20 15 $0 .6 0 CASH DIVIDENDS (Paid on Common Shares) 10 STRAIGHT YEARS OF INCREASING DIVIDENDS 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 $0 .6 4 $0 .8 4 $1 .12 $1 .3 2 $1 .3 7 $1 .4 3 $1 .5 0 $1 .5 5 $1 .5 9 $1 .6 3

8 NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • Non-performing assets (NPAs) of 0.44% as a percentage of total assets • 98.6% of loan portfolio “current” • Total outstanding balance of commercial office space was $178 million or 2.6% of total loans • 0.45% YTD net charge-offs to average loans • Commercial Real Estate (CRE) is 193% of risk based capital CAPITAL • Continue to exceed the capital required by FRB to be deemed well capitalized • Tier 1 capital ratio was 12.73% • Tangible book value per share was $22.77 • Over $43.5 million in share buybacks since 2020, including $0.8 million in 2025 DEPOSITS • 78% of our deposits are retail deposits (consumer and small businesses) • Average retail customer deposit relationship: $26,000 • Median retail customer deposit relationship: $2,600 • 26% of our deposit balances exceeded FDIC1 insurance limits (18% if you exclude collateralized governmental deposits) LIQUIDITY • Loan-to-deposit ratio of 89% • $858.8 million in liquefiable assets • $4.0 billion of contingent liquidity sources (nearly $827.9 million of the available funding is from lines available from the FHLB2, FRB3 and federal funds) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF DECEMBER 31, 2025) 1 Federal Deposit Insurance Corporation 2 Federal Home Loan Bank 3 Federal Reserve Bank

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT $900,000 RAISED IN ASSOCIATE DONATIONS TO LOCAL FOOD BANKS & PANTRIES SINCE APRIL 2020 $8 MILLION PEOPLES BANK FOUNDATION GRANTS AND SCHOLARSHIPS AWARDED SINCE ITS INCEPTION IN 2003 4,000+ HOURS IN COMMUNITY REINVESTMENT VOLUNTEER ACTIVITIES DURING 2025 FIVE YEARS IN A ROW FOUR YEARS IN A ROW TWO YEARS IN A ROW TWO YEARS IN A ROW

PREPARING TO CROSS $10 BILLION

NASDAQ: PEBO

2016-2022

Core system conversion
2016

Revamped online & mobile banking experience
2022

Internal Readiness Assessment for crossing $10 billion completed
2022

Deployed Robotic Process Automation in some business processes
2022-2023

2023

Implemented new dealer floor plan system (Data Scan)

Implemented more robust fraud detection & monitoring

Implemented system access provisioning tools

Implemented Small Business Administration (SBA) specific loan origination system

Interactive Teller Machine deployment

External Readiness Assessment for crossing $10 billion completed by third party expert

2024

Implemented best-in-class customer relationship management solution (Salesforce)

Implemented best-in-class insurance agency management software (Applied Epic)

2025

Cloud native business and commercial loan origination system (nCino)

Implemented Governance, Risk & Compliance system (AuditBoard)

2026

Cloud native data warehouse (Snowflake)

ACQUISITIONS COMPLETED SINCE 2011

14 INSURANCE

10 BANKS

1 PREMIUM FINANCE

2 EQUIPMENT LEASING

4 INVESTMENT

10

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO COMPETITIVE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, ghost card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts, escrow management and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Apple App Store Rating: 4.6 Stars Google Play Store Rating: 4.4 Stars INVESTMENT and INSURANCE APPS App Store Ratings as of January 13, 2026

12 NASDAQ: PEBO 4.20% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% P R K T H FF P E B O S R C E G A B C C H C O FF B C FC F S T B A A U B C C N E N B T B N W B I FI S I C T B I S Y B T W S B C H B N C T O W N L K FN C B U FR M E T M P FM N B E G B N NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 9/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). DATA AS OF SEPTEMBER 30, 2025 NET INTEREST MARGIN UNIV. $1-$10 B AVERAGE: 3.62% 4.16%

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO RETURN ON AVERAGE ASSETS NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN TANGIBLE BOOK VALUE PER SHARE PEOPLES BANK CONTINUES TO GROW TANGIBLE BOOK VALUE $16.23 $18.16 $19.94 $20.68 $21.18 $22.05 $22.37 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Q4-22 Q4-23 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 PEBO Tangible Book Value per Share 7

14 NASDAQ: PEBO 1.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% E G B N L K FN FR M E FI S I C C N E C T B I A U B FF B C S R C E S Y B T S T B A W S B C FC F FM N B H B N C T O W N P E B O G A B C T M P T H FF N W B I N B T B C H C O P R K C B U COST OF DEPOSITS UNIV. $1-$10 B AVERAGE: 2.09% PEBO IS BELOW THE AVERAGE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS PEER GROUP - TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 9/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). DATA AS OF SEPTEMBER 30, 2025

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 88.16% 0% 20% 40% 60% 80% 100% 120% S T B A P R K FC F N W B I S R C E C C N E FR M E S Y B T A U B T M P C T B I W S B C P E B O H B N C L K FN T H FF FI S I N B T B C H C O G A B C FF B C T O W N E G B N C B U FM N B LOAN-TO-DEPOSIT RATIO Source: S&P Global Market Intelligence, as of 9/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). PEBO IS JUST ABOVE THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO PEER GROUP - LOAN-TO-DEPOSIT RATIO DATA AS OF SEPTEMBER 30, 2025 UNIV. $1-$10 B AVERAGE: 87.69% DATA AS OF SEPTEMBER 30, 2025

16 NASDAQ: PEBO 4.58% 4.73% 5.65% 6.06% 6.11% 4.48% 5.13% 6.73% 7.23% 6.75% 4.20% 4.48% 5.69% 6.09% 6.00% 3.50% 4.50% 5.50% 6.50% 7.50% FY2021 FY2022 FY2023 FY2024 FY2025 Avg. $1-$10 Billion Universe PEBO Peer Average LOAN YIELD PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD PEER GROUP - LOAN YIELD DATA AS OF SEPTEMBER 30, 2025 **$1-10 Billion Universe reflects such banks as of the most recent period presented. Source: S&P Global Market Intelligence, as of 9/30/25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). Q3 6.71 5. 4 6. 5

CREDIT RISK MANAGEMENT PROCESS

NASDAQ: PEBO

LOANS & LEASES* PORTFOLIO COMPOSITION

- Robust concentration management process focused on portfolio risk diversification
- Relationship based lending
- CRE and Commercial & Industrial (C&I) are balanced with Consumer
- CRE financing generally for "A" tier developers only
- CRE is 193% of risk based capital as of 12/31/2025
- Very limited out-of-market lending
- Growing consumer portfolios organically and through acquisitions

MANAGEMENT & MONITORING

- Clear segregation of duties between sales & credit functions
  - Signature approval process with Credit Administration representation
  - Centralized risk rating, borrowing base monitoring, covenant tracking and testing
  - Consistent documentation and loan funding process centrally managed by Credit Administration with second review
- Experienced workout team dedicated to proactive rehabilitation or exit
- Construction loan monitoring and funding process independently managed by Credit Administration staff

POLICY / UNDERWRITING STANDARDS

- Experienced, independent commercial and consumer underwriters
  - Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research
- Risk appropriate CRE policy standards that vary by asset class
- Established limits on policy exceptions; volume and trends monitored monthly
- Use of government guarantee programs when appropriate
- Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter)

OVERSIGHT

- Board approval required for CRE and C&I loans >$40 million
- External loan review by global consulting firm
- Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million
- Quarterly review of Systemically Important Relationships (SIRs)
- Monthly Loan Quality Committee meetings
- Internal loan reviews are performed annually on all commercial loans > $1 million
- Quarterly, the current expected credit loss (CECL) Assumptions Group provides recommendations on the allowance for credit losses (ACL) based on their review of economic forecasts and loan portfolio metrics

*Also referred to throughout this document as "Total Loans" and "Loans Held for Investment."

WORKING TOGETHER. BUILDING SUCCESS.®

17

18 NASDAQ: PEBO 29.11% 28.50% 26.66% 26.02% 23.62% 16.40% 13.34% 13.60% 13.89% 14.70% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% FY-21 FY-22 FY-23 FY-24 YTD-25 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 FY-25 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard, doubtful or loss. Classified loans includes loans categorized as substandard, doubtful or loss. ASSET QUALITY METRICS HAVE BEEN WELL MANAGED CRITICIZED AND CLASSIFIED LOANS N PA ’S IN $ M IL LI O N S NPAs AS A PERCENT OF TOTAL ASSETS ASSET QUALITY 29.61 .26 FY-25

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 42.45% 26.26% 0% 20% 40% 60% 80% 100% 120% 140% E G B N FI S I T H FF S Y B T W S B C L K FN T O W N A U B T M P C C N E $ 1- 10 B A ve ra g e G A B C H B N C FR M E P R K FC F FF B C S T B A N B T B P E B O S R C E FM N B C B U N W B I C H C O 250.66% 179.21% 0% 50% 100% 150% 200% 250% 300% 350% 400% E G B N T M P C C N E S T B A FI S I A U B T O W N W S B C S Y B T $ 1- 10 B A ve ra g e T H FF N B T B H B N C FC F L K FN G A B C FM N B FF B C P E B O C H C O C B U P R K FR M E N W B I S R C E DATA AS OF SEPTEMBER 30, 2025 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE AND CONSTRUCTION EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA AND THE AVERAGE FOR $1-10B BANKS CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF SEPTEMBER 30, 2025 Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 9/30/25. Per April 2013 OCC-FRB Guidance. CLD loans defined as total loans for construction, land and land development. CRE loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTIONS, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

20 NASDAQ: PEBO 62% 29% 9% TOTAL LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE Data as of December 31, 2025. *Amount is not meaningful. LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION TOTAL LOAN PORTFOLIO = $6.8 BILLION COMMERCIAL CONSUMER SPECIALTY FINANCE 1 2 3 CONSUMER LOAN PORTFOLIO = $1.9 BILLION RESIDENTIAL REAL ESTATE CONSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT DEPOSIT ACCOUNT OVERDRAFTS* 1 2 3 4 5 COMMERCIAL LOAN PORTFOLIO = $4.2 BILLION COMMERCIAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.7 BILLION LEASES PREMIUM FINANCE 1 2 56%37% 7% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 45% 36% 13% 6% CONSUMER LOAN PORTFOLIO R SIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 59% 41% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 52% 20% 16% 4% 3% 1% 1% 3% GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANI A OTHER STATES LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION Data as of December 31, 2025. *Top ten categories in terms of loan size are shown (remaining categories in other) ^ Excludes Premium Finance, North Star Leasing and Vantage Leasing TOTAL C&I PORTFOLIO = $1.5 BILLION* TOTAL CRE PORTFOLIO = $2.4 BILLION* NORTH STAR LEASING BY SEGMENTGEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ FOOD SERVICES — 27% CREDIT INTERMEDIATION — 13% REAL ESTATE — 4% MERCHANT WHOLESALERS — 4% AMBULATORY HEALTH — 4% CARE SERVICES SPECIALTY TRADE CONTRACTORS — 4% WOOD PRODUCT MANUFACTURING — 3% MANUFACTURING MACHINERY — 3% EDUCATIONAL SERVICES — 2% ANIMAL PRODUCTION — 2% OTHER — 34% 1 2 3 4 5 6 7 8 9 10 11 APARTMENT — 21% RETAIL — 10% INDUSTRIAL — 10% LODGING — 8% OFFICE BUILDING — 8% ASSISTED LIVING — 6% WAREHOUSE — 4% RESTAURANT — 3% MIXED USE — 3% HEALTHCARE — 2% OTHER — 25% 1 2 3 4 5 6 7 8 9 10 11 RESTAURANT — 23% TITLED - VOCATIONAL — 12% TRUCKING/TRAILER/FLEET — 8% BREWERY/DISTILLERY — 8% HEAVY EQUIPMENT — 8% MANUFACTURING — 7% OTHER — 34% 1 2 3 4 5 6 7 OHIO — 52% KENTUCKY — 20% WEST VIRGINIA — 16% VIRGINIA — 4% MARYLAND — 3% PENNSYLVANIA— 1% WASHINGTON DC — 1% OTHER STATES — 3% 1 2 3 4 5 6 7 8 22% 10% 10% 8%8% 6% 4% 3% 3% 2% 24% TOTAL CRE LOAN PORTFOLIO* = $2.4 BILLION APARTMENT RETAIL INDUSTRIAL LODGING OFFICE BUILDING ASSISTED LIVING WAREHOUSE RESTAURAN T MIXED USE HEALTHCAR E OTHER 5 21 27% 13% 4% 4%4%4% 3% 3% 2% 2% 34% TOTAL C&I PORTFOLIO= $1.5 BILLION FOOD SERVICES CREDIT INTERMEDIATION REAL ESTATE MERCHANT WHOLESALERS AMBULATORY HEALTH CARE SERVICES SPECIALTY TRADE CONTRACTORS WOOD PRODUCT MANUFACTURING MANUFA TURING MACHINERY EDUCATIONAL SERVICES ANIMAL PRODUCTION OTHER 23% 12% 8% 8%8% 7% 34% NORTH STAR LEASING BY SEGMENT Restaurant Titled - Vocational Titled - Trucking/Traile r/Fleet Brewery/Distill ery Heavy Equipment Manufacturing - Production Other

22 NASDAQ: PEBO Q4 & FY 2025 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 89% 89% NET INCOME $32 MILLION $107 MILLIONOR $0.89 PER DILUTED COMMON SHARE OR $2.99 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.44% OF AVERAGE TOTAL LOANS 0.45% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 57.8% 58.7% RETURN ON AVERAGE ASSETS 1.31% 1.13% NET INTEREST MARGIN 4.12% 4.14% Q4 2025 FY 2025

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 1.2% 1.5% 1.6% 1.3% 1.1% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 FY-24 FY-25 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS 16.9% 23.3% 25.6% 18.9% 15.0% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 FY-24 FY-25 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY ADJUSTED FOR NON-CORE ITEMS 63.5% 58.6% 54.4% 58.0% 58.7% 50.0% 60.0% 70.0% FY-21 FY-22 FY-23 FY-24 FY-25 N O T T O S C A L E EFFICENCY RATIO ADJUSTED FOR NON-CORE ITEMS $- $100,000 $200,000 $300,000 FY-21 FY-22 FY-23 FY-24 FY-25 CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* THE ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS, GROWTH, & TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE1 OUR FY 2025 EFFICIENCY RATIO WAS 58.7% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS HAS BEEN AT LEAST 1.0% SINCE 2021 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMSRETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 IMPROVEMENT IN KEY METRICS 1 Non-US GAAP financial measure. See Appendix. 1.2%

$172,553 $253,442 $339,374 $348,701 $355,230 $69,254 $79,513 $93,950 $103,092 $109,764 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-21 FY-22 FY-23 FY-24 FY-25 RECORD TOTAL REVENUE IN 2024 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES 24 TOTAL REVENUE NASDAQ: PEBO RECORD TOTAL REVENUE OF $465 MILLION IN 2025 SOURCES OF FEE BASED INCOME NON-INTEREST INCOME FY 2025 $104 MILLION *Non-US GAAP financial measure. See Appendix.

24% 21% 19% 16% 15% 5% NON-INTEREST INCOME FY-2025 $104 MILLION ELECTRONIC BANKING TRUST & INVESTMENTS INSURANCE DEPOSIT ACCOUNT SERVICE CHARGES LEASE INCOME OTHER 59% 18% 14% 9% TOTAL INSURANCE REVENUE YTD 2025 $15.1 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH 44% 41% 15% TOTAL INVESTMENT REVENUE FY-2025 $21.4 MILLION BROKERAGE FIDUCIARY EMPLOYEE BENEFITS NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 4 SOURCES OF FEE BASED INCOME TOTAL INVESTMENT REVENUE FY 2025 $21.4 MILLION 1 BROKERAGE 2 FIDUCIARY 3 EMPLOYEE BENEFITS 1 COMMERCIAL 2 PERFORMANCE 3 PERSONAL 4 LIFE & HEALTH TOTAL INSURANCE REVENUE FY 2025 $19.6 MILLION 1 ELECTRONIC BANKING 2 TRUST & INVESTMENTS 3 INSURANCE 4 DEPOSIT ACCOUNT SERVICE CHARGES 5 LEASE INCOME 6 OTHER NON-INTEREST INCOME FY 2025 $104 MILLION

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $6.8 BILLION AS OF DECEMBER 31, 2025


$7,000
$3,500
$-
($ MILLIONS)
FY-21
FY-22
FY-23
FY-24
FY-25
LIMESTONE ACQUIRED LOANS
PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS
TOTAL ACQUIRED LEASES
PPP LOANS
TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS

*Also referred to throughout this document as "total loans and leases" and "loans held for investment."

26

35% OF DEPOSIT BALANCES AS OF DECEMBER 31, 2025 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO SAVINGS ACCOUNTS BROKERED CERTIFICATES OF DEPOSIT INTEREST-BEARING DDAs* RETAIL CERTIFICATES OF DEPOSIT COST OF DEPOSITS MONEY MARKET DEPOSIT ACCOUNTS FED FUNDS AVERAGE RATE GOVERNMENTAL DEPOSIT ACCOUNTS NON-INTEREST-BEARING DDAs* ( $ M IL LI O N S) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $3,000 $6,000 $9,000 FY-21 FY-22 FY-23 FY-24 FY-25 BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDs* NON-INTEREST-BEARING DDs* PEBO COST OF DEPOSITS FED FUNDS RATE

28 FINANCIAL EXPECTATIONS NASDAQ: PEBO 2026 NET INTEREST MARGIN FEE-BASED INCOME CORE NON-INTEREST EXPENSE CREDIT COSTS LOAN GROWTH EXPECTED BETWEEN 3% AND 5% FOR THE FULL YEAR OF 2026, COMPARED TO 2025 ANTICIPATED TO BE BETWEEN $28 AND $30 MILLION QUARTERLY IN 2026. ANTICIPATE A SLIGHT REDUCTION IN OUR NET CHARGE-OFFS FOR 2026, COMPARED TO 2025, WHICH COULD POSITIVELY IMPACT PROVISION FOR CREDIT LOSSES, EXCLUDING ANY CHANGES IN THE ECONOMIC FORECASTS ANTICIPATE QUARTERLY NON-INTEREST EXPENSE OF BETWEEN $72 TO $74 MILLION FOR THE SECOND, THIRD AND FOURTH QUARTERS OF 2026 ANTICIPATED TO BE BETWEEN 4.00% AND 4.20% FOR THE FULL YEAR OF 2026, WHICH INCLUDES ONE 25-BASIS POINT RATE CUT. 2026

NASDAQ: PEBO 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO FY 2025 APPENDIX

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Total non-interest income	$ 68,885	$ 78,836	$ 87,413	$ 99,366	$ 104,078
Less: net (loss) on investment securities	(862)	(61)	(3,700)	(416)	(2,659)
Less: net gain (loss) on asset disposals and other transactions	493	(616)	(2,837)	(3,310)	(3,027)
Core non-interest income excluding gains and losses	**$ 69,254**	**$ 79,513**	**$ 93,950**	**$ 103,092**	**$ 109,764**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Total non-interest expense	$ 183,737	$ 207,147	$ 266,487	$ 273,816	$ 282,337
Less: acquisition-related expenses	21,423	3,016	16,970	169	—
Less: pension settlement charges	143	185	2,424	—	—
Less: COVID-19 related expenses	1,248	134	—	—	—
Add: COVID -19 Employee Retention Credit	—	—	548	—	—
Less: contract negotiation expenses	1,248	—	—	—	—
Less: other non-core charges	579	—	—	—	—
Core non-interest expense	**$ 159,096**	**$ 203,812**	**$ 247,641**	**$ 273,647**	**$ 282,337**

30

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Total non-interest expense	$ 183,737	$ 207,147	$ 266,847	$ 273,816	$ 282,337
Less: amortization on other intangible assets	4,775	7,763	11,222	11,161	8,845
Adjusted total non-interest expense	$ 178,962	$ 199,384	$ 255,625	$ 262,655	$ 273,492
Total non-interest income excluding net gains and losses	$ 69,254	$ 79,513	$ 93,950	$ 103,092	$ 109,764
Net interest income	$ 172,553	$ 253,442	$ 339,374	$ 348,701	$ 355,230
Add: fully taxable equivalent adjustment	1,349	1,644	1,703	1,308	1,108
Net interest income on a fully taxable equivalent basis	$ 173,902	$ 255,086	$ 341,077	$ 350,009	$ 356,338
Adjusted revenue	$ 243,156	$ 334,599	$ 435,027	$ 453,101	$ 466,102
Efficiency ratio	**73.60%**	**59.59%**	**58.68%**	**57.97%**	**58.68%**
Core non-interest expense	$ 159,096	$ 203,812	$ 247,641	$ 273,647	$ 282,337
Less: amortization on other intangible assets	4,775	7,763	11,222	11,161	8,845
Adjusted core non-interest expense	$ 154,321	$ 196,049	$ 236,419	$ 262,486	$ 273,492
Core non-interest income excluding gains and losses	$ 69,254	$ 79,513	$ 93,950	$ 103,092	$ 109,764
Net interest income on a fully taxable equivalent basis	173,902	255,086	341,077	350,009	356,338
Adjusted core revenue	$ 243,156	$ 334,599	$ 435,027	$ 453,101	$ 466,102
Efficiency ratio adjusted for non-core items	**63.47%**	**58.59%**	**54.35%**	**57.93%**	**58.68%**

31

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778
Add: amortization of other intangible assets	4,775	7,763	11,222	11,161	8,845
Less: tax effect of amortization of other intangible assets (a)	1,003	1,630	2,357	2,344	1,857
Net income excluding the amortization of intangible assets	$ 51,327	$ 107,425	$ 122,228	$ 126,022	$ 113,766
Total average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563
Less: average goodwill and other intangible assets	234,667	322,639	384,172	406,619	397,810
Average tangible equity	$ 421,966	$ 475,345	$ 556,625	$ 677,173	$ 759,753
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778
Total average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563
Return on average equity	**7.24%**	**12.69%**	**12.05%**	**10.81%**	**9.22%**
Net income excluding the amortization of intangible assets	$ 51,327	$ 107,425	$ 122,228	$ 126,022	$ 113,766
Average tangible equity	$ 421,966	$ 475,345	$ 556,625	$ 677,173	$ 759,753
Return on average tangible equity	**12.16%**	**22.60%**	**21.96%**	**18.61%**	**14.97%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented.

32

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Return on average equity adjusted for non-core items:					
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778
Add: net loss on investment securities	862	61	3,700	416	2,659
Less: tax effect of net loss on investment securities (a)	181	13	777	87	558
Less: net gain on assets disposals and other transactions	493	—	—	—	—
Add: tax effect of net gain on asset disposals and other transactions	104	—	—	—	—
Add: net loss on asset disposals and other transactions	—	616	2,837	3,310	3,027
Less: tax effect on net loss on asset disposals and other transactions (a)	—	129	596	695	636
Add: acquisition-related expenses	21,423	3,016	16,970	169	—
Less: tax effect on acquisition-related expenses (a)	4,499	633	3,564	35	—
Add: pension settlement charges	143	185	2,424	—	—
Less: tax effect on pension settlement charges (a)	30	39	509	—	—
Add: COVID-19 expenses	1,248	134	—	—	—
Less: tax effect on COVID-19 related expenses (a)	262	28	—	—	—
Less: COVID -19 Employee Retention Credit	—	—	548	—	—
Add: tax effect of COVID -19 Employee Retention Credit	—	—	115	—	—
Add: other non-core charges	579	—	—	—	—
Less: tax effect on other non-core charges (a)	122	—	—	—	—
Add: contract negotiation fees	1,248	—	—	—	—
Less: tax effect on contract negotiation expenses (a)	262	—	—	—	—
Net income adjusted for non-core items	$ 67,312	$ 104,461	$ 133,415	$ 120,283	$ 111,270
Average equity	$ 656,633	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563
Return on average equity adjusted for non-core items	**10.25%**	**13.09%**	**14.18%**	**11.10%**	**9.61%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (b) YTD calculation is presented on an annualized basis.

33

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-21	FY-22	FY-23	FY-24	FY-25
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778
Total average assets	$ 5,672,594	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980
Return on average assets	**0.84%**	**1.43%**	**1.37%**	**1.28%**	**1.13%**
Return on average assets adjusted for non-core items:					
Net income	$ 47,555	$ 101,292	$ 113,363	$ 117,205	$ 106,778
Add: net loss on investment securities	862	61	3,700	416	2,659
Less: tax effect of net loss on investment securities	181	13	777	87	558
Less: net gain on assets disposals and other transactions	493	—	—	—	—
Add: tax effect of net gain on asset disposals and other transactions	104	—	—	—	—
Add: net loss on asset disposals and other transactions	—	616	2,837	3,310	3,027
Less: tax effect on net loss on asset disposals and other transactions	—	129	596	695	636
Add: acquisition-related expenses	21,423	3,016	16,970	169	—
Less: tax effect on acquisition-related expenses	4,499	633	3,564	35	—
Add: pension settlement charges	143	185	2,424	—	—
Less: tax effect on pension settlement charges	30	39	509	—	—
Add: COVID-19 expenses	1,248	134	—	—	—
Less: tax effect on COVID-19 expenses	262	28	—	—	—
Less: COVID -19 Employee Retention Credit	—	—	548	—	—
Add: tax effect of COVID -19 Employee Retention Credit	—	—	115	—	—
Add: other non-core charges	579	—	—	—	—
Less: tax effect on other non-core charges	122	—	—	—	—
Add: contract negotiation fees	1,248	—	—	—	—
Less: tax effect on contract negotiation fees	262	—	—	—	—
Net income adjusted for non-core items	$ 67,312	$ 104,461	$ 133,415	$ 120,283	$ 111,270
Total average assets	$ 5,672,594	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980
Return on average assets adjusted for non-core items (b)	**1.19%**	**1.47%**	**1.61%**	**1.32%**	**1.18%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (b) YTD calculation is presented on an annualized basis.

34

MORE THAN JUST A BANK NASDAQ: PEBO 35 NATIONWIDE SPECIALTY FINANCE DIVISIONS LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Peoples Insurance (w/logo)® is a federally registered service mark of Peoples Insurance Agency, LLC. Peoples Investment Services (w/logo)® is a federally registered service mark of Peoples Bank. Peoples Premium Finance® is a federally registered service mark of Peoples Bank. North Star Leasing® and Peoples Bank (w/logo)® are, individually, federally registered service marks of Peoples Bank.

peoplesbancorp.com The three arched ribbons logo is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com